EXHIBIT 99.1
AFSA Investor Presentation May 16, 2006 Sanjiv Khattri EVP & CFO Update on

Forward Looking Statements In the presentation that follows and in related comments by General Motors Acceptance Corporation management, our use of the words "expect", "anticipate", "estimate", "forecast", "objective", "plan", "goal", "project", "outlook", "priorities," "targets", "intend", "evaluate", "pursue", "seek" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GMAC's most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: the ability of General Motors to complete a transaction with a strategic investor regarding a controlling interest in GMAC while maintaining a significant stake in GMAC, securing separate credit ratings and low cost funding to sustain growth for GMAC and ResCap and maintaining the mutually beneficial relationship between GMAC and General Motors; changes in economic conditions, currency exchange rates, significant terrorist attacks or political instability in the major markets where we operate; changes in the laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; and the threat of terrorism, the outbreak or escalation of hostilities between the United States and any foreign power or territory and changes in international political conditions may continue to affect both the United States and the global economy and may increase other risks. Use of the term "loans" describes products associated with direct and indirect lending activities of GMAC's global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term "originate" refers to GMAC's purchase, acquisition or direct origination of various "loan" products. 1

Sale of Controlling Interest in GMAC GMAC Business Update Q & A Outline for Discussion

Sale of Controlling Interest in GMAC

Transaction Overview 51% Equity 49% Equity Investor Consortium

GM has agreed to sell a 51% controlling interest in GMAC to a Consortium led by Cerberus Capital Management, L.P. ("Cerberus") Cerberus will control all of the Consortium's 51% voting shares Cerberus has strong track record of performance One of the largest private investment firms in North America, with $18 billion under management Experienced investor in financial institutions and automotive businesses Long-term investment horizon Significant stability for all stakeholders Consortium and GM to invest $1.9 billion in preferred equity GM expects to receive approximately $14B in cash over 3 years $10B at closing Components of Transaction

GM will receive dividends from GMAC equal to its earnings prior to closing, which will largely fund GM repayment of inter- company debt GMAC and most of its U.S. operations (excluding the Insurance Group) will be converted to Limited Liability Company (LLC) form Beneficial for shareholders' tax planning Long-term investment by Consortium Committed to a 5-year minimum hold period In years 1-2 after closing, plan to retain essentially all GMAC's "after- tax" earnings in the business In years 3-5 after closing, Cerberus committed to reinvest all of its after- tax distributions into GMAC preferred stock Capital plan reflects a return to GMAC's historical record of successfully reinvesting profits for growth and profitability Components of Transaction (cont'd)

Assets retained by GM At closing, GM will retain approximately $20 billion of assets Predominantly U.S. lease assets and associated funding Net book value estimated at about $4 billion Retained lease assets reduce GMAC's credit exposure to GM Going forward, GMAC will continue to originate and retain all lease assets GM call option term of ten years on Global Auto Finance business GM has to have either an investment grade rating or a rating higher than GMAC's rating to enable call Arranging incremental credit facilities totaling $25 billion -- supported by $12. 5 billion Citigroup commitment -- to enhance GMAC's already strong liquidity Committed 3-year revolving facility Asset-backed funding to support lease, wholesale, SmartBuy and other not traditionally securitized assets Components of Transaction (cont'd)

Strong Independent Corporate Governance Cerberus will be the managing owner of GMAC LLC and control the Consortium's 51% voting shares Board Composition: 13 Board members Consortium: 6 GM: 4 Independent: 3 Audit Committee to consist of all three Independent Directors Consortium has the ability to raise a significant amount of new equity capital for GMAC and dilute GM's ownership without GM consent Majority Independent Director approval required for certain matters, including related party transactions and certain dividend payouts

Mutually Beneficial Services Agreements Services Agreements support key GM-GMAC objectives: GM: Strategic support for GM vehicle sales worldwide GMAC: Increased finance penetration and revenue GMAC granted 10-year exclusivity covering U.S., Canadian and International subvented wholesale and consumer business GMAC commitment to provide financing to GM retail customers and wholesale dealers in accordance with historical practices GMAC will retain right to make all credit decisions GMAC will finance a broad spectrum of customers and dealers generally in line with prior years Agreement provides GMAC ample flexibility to provide GM with required financing support without compromising historical underwriting standards Agreement provides GMAC with a competitive return

Will continue to finance GM vehicles to customers across the full credit spectrum Profitable Asset Generation Capability Protected Services agreements will preserve GM / GMAC mutually-beneficial relationship for the long-term Support global $60+ billion a year auto loan origination platform Services Agreements Will continue to give GMAC exclusivity on retail and lease subvented financing programs GM "special rate" programs represent steady profitable business for GMAC Generate large volume of auto finance assets Assets originated at low acquisition cost to GMAC Generate higher credit quality assets

51% 49% Ratings Delinkage Cerberus-Led Consortium GM/GMAC Rating Delinkage

Credit Exposure to GM Under terms of transaction, GMAC's unsecured credit exposure to GM will be capped at $1.5 billion on a global basis Cap will include receivables from GM and any implicit "out of the money" risk sharing or residual value support due to loss in residual values Estimate that GMAC's unsecured credit exposure to GM will amount to $0.4 billion at closing GM to repay certain inter-company borrowings prior to closing GM to paydown residual support and risk sharing obligations on lease assets remaining with GMAC Going forward, GM to pay residual support upfront on new lease assets originated by GMAC Undrawn GMAC $4 billion unsecured credit line to GM, expiring Sept 2006, not planned to be renewed

GMAC Credit Profile GMAC's credit profile will be improved considerably Consortium and GM to invest $1.9 billion in preferred equity Significant re-investment of earnings over 5 years Substantial reduction in credit exposure to GM Strong independent corporate governance 10-year steady flow of auto financing volume for GMAC

Transaction expected to achieve rating de-linkage from GM Sale by GM of controlling interest Dramatic reduction in GM exposure Sound governance to protect all GMAC stakeholders Contractual agreement that ensures arm's length GM-GMAC operating relationship Rating agencies have provided indication that transaction will achieve de-linkage of GMAC credit ratings from those of GM Target stable investment grade rating Fundamentally strong credit profile Need some time to "season" new structure and validate de-linkages with GM Impact to Credit Rating

Solid Strategic Linkage Auto financing relationship GMAC exclusive provider of GM's subvented auto finance programs GMAC relationships with GM dealer network GMAC Customers: Dealer floorplan financing GMAC Sales Force: Auto finance & insurance products "GM Family" customer base Millions of customers for GMAC's consumer finance products GM/GMAC Strategic Linkage

Next Steps Meet all pre-closing conditions PBGC agreement that GMAC and its subsidiaries will have no liability that could arise from GM's pension plans No Material Adverse Effect (including a credit rating below CCC for GM's unsecured long-term debt) Obtain significant number of regulatory approvals Other appropriate conditions, opinions and approvals Close transaction in Q4-2006

Significant liquidity for GM $10 billion upfront $14 billion over 3 years Broad auto financing support for GM GM will benefit from comprehensive wholesale and retail automotive financing to support its vehicle sales globally Ongoing earnings from GM's 49% equity stake retained in GMAC Expect that minority equity stake in thriving company will generate steadily growing earnings stream Will remain a significant % of GM total earnings Transaction Benefits Summary - GM

Strengthened GMAC capital base long-term Preferred equity injection of $1.9 billion Earnings reinvestment provisions Improved GMAC liquidity Committed 3-year $25 billion funding facilities Anticipated access to unsecured markets Significant and steady flow of auto financing revenue Agreement grants GMAC 10-year exclusivity on GM's subvented auto finance programs Believe transaction will achieve credit rating de-linkage from GM Governance provisions further establishing GMAC independence from GM Cap on unsecured credit exposure to GM Contractual arm's length agreement governing all GM/GMAC auto financing Consortium committed to a successful GMAC View transaction as 'strategic" with a long-term investment horizon Transaction Benefits Summary - GMAC

GMAC Business Update

Business Outlook -- 2006 Consolidated Results Financing Operations Mortgage Operations Insurance Operations Funding Update

Consolidated Earnings Trend $ millions Non-Financing 16% 22% 24% 30% 26% 31% 34% 30% 34% 51% 49% 62% % of Income * Excluding after-tax goodwill impairment of $439 million *

2005 2005 2006 2006 Fav/(Unfav) 2005 Financing $248 $248 $313 $65 Mortgage 385 385 230 (155) Insurance 95 95 129 34 Total $728 $728 $672 ($56) Net Income - 2006 First Quarter $ Millions

Recent Challenges Credit rating downgraded below investment grade Several additional GM / GMAC rating downgrades incurred GMAC borrowing spreads climbed to unprecedented levels Short-term interest rates trended upward 3-month LIBOR increased by nearly 200 bps Yield curve flattened

Earnings Mix - Business Diversification 2001 2005 Financing Mortgage / Insurance * * Excluding goodwill impairment charges

Earnings Mix - Geographic Diversification 2001 2005 CAGR Financing 192 415 21% Mortgage 72 270 39% Insurance 9 63 63% Total 273 748 29% $ Millions International Net Income* * Income outside U.S. and Canada ** Compound Annual Growth Rate **

Insurance Operations Premium / Revenue growing International growth Niche acquisitions Favorable loss cost experience Steadily increasing underwriting profits Increasing competitive trends Growing investment portfolio Insurance Net Income ($ Billions) 12/02 12/03 12/04 12/05 Market Value of Investment Portfolio $5.1 $6.2 $7.3 $7.7 $ Millions 417

Mortgage Operations GMAC has maintained strong profitability at its Residential Mortgage Operations despite decline in industry volume and margin pressures Growth in residential market share for 9 consecutive years Increased mortgage servicing income Profitable expansion overseas Stand-alone investment grade rating Memo: ($ Trillions) Industry Volume* ResCap Net Income $ Millions 2002 2003 2004 2005 319 912 904 1021 2.8 3.8 2.7 2.9 U.S. Mortgage Debt Outstanding* 6.3 7.1 8.1 9.1 * Source: Fannie Mae

Financing Operations Financing $ Millions Funding constrained business Ratings impact competitiveness Will leverage upcoming ratings delinkage Leverage existing relationships to capture opportunities within GM dealer channel Leverage existing dealer relationships to expand presence in non-GM dealer network Continue to expand footprint into new countries * Excluding after-tax goodwill impairment of $398 million for Commercial Finance 2002 2003 2004 2005 1239 1360 1476 1064

Funding Update

Strong Liquidity Position GMAC continues to have access to large liquidity cushion Cash balance of $22 billion* at March 31, 2006 Over $45 billion of unutilized bank lines and conduit capacity Multi-year committed whole loan facilities with Bank of America and Bank of Nova Scotia with $59 billion of unutilized commitments Arranging incremental credit facilities totaling $25 billion - supported by $12.5 billion Citigroup commitment - to enhance GMAC's already strong liquidity Committed 3-year revolving facility Asset-backed funding to support SmartLease, wholesale, SmartBuy and other assets that have not been traditionally securitized * Includes $4.8B in cash invested in a portfolio of highly liquid marketable securities

Strong Liquidity Position (cont'd) In March, closed sale of majority interest in GMAC Commercial Mortgage and received $8.8 billion comprised of sale proceeds and repayment of inter-company debt Strong stand-alone ResCap funding capability established ResCap expected to repay $3.6 billion subordinated note to GMAC using proceeds from recent bond transaction Many other innovative funding channels established

2005 U.S. Term Funding Secured Funding & Whole Loan Sales Unsecured Funding Secured Funding & Whole Loan Sales 0.9 0.1 $41 Billion Note: Represents domestic auto finance only

2005 U.S. Term Funding Money Market Investors Term Investors Whole Loans Unsecured Funding 0.42 0.13 0.35 0.1 $41 Billion Secured Funding & Whole Loan Sales (90%) (10%) Note: Represents domestic auto finance only

Evolution of U.S. Term Funding Secured Funding & Whole Loan Sales Unsecured Funding Secured Funding & Whole Loan Sales 0.21 0.79 Secured Funding & Whole Loan Sales Unsecured Funding Secured Funding & Whole Loan Sales 0.46 0.54 Secured Funding & Whole Loan Sales Unsecured Funding Secured Funding & Whole Loan Sales 0.9 0.1 2001 $65 Billion $47 Billion $41 Billion 2004 2005 Secured Funding & Whole Loan Sales Unsecured Funding Note: Represents domestic auto finance only

Structural Subordination Analysis Asset Coverage Ratio continues to adequately protect unsecured debt holders despite increase in secured funding Although unencumbered assets have declined, asset coverage ratio remains stable-to-higher as unsecured debt levels decline even more rapidly * Total Assets less [Secured Assets+Other Liabilities+Intangible Assets] $ Billions 2004 2005 2005 Q1 2006 2006 Unencumbered Assets* 188 151 151 140 Unsecured Debt 169 132 132 120 Asset Coverage Ratio 111% 115% 115% 117% Stable-to- Higher

GMAC Funding Plan GMAC's innovative funding initiatives have reduced its need to rely on unsecured financing With a stable and potentially improving credit rating post- closing, GMAC will opportunistically seek to access the unsecured institutional and retail markets

GMAC Global Liquidity Profile GMAC has access to massive liquidity cushion Two large, multi-year funding agreements: Bank of America (BofA), Bank of Nova Scotia (BNS), with plans for a third $25B facility anchored by Citigroup BofA and BNS commitments for retail assets while the $25B facility includes leases, dealer floor plan, SmartBuy, and other assets not traditionally securitized Continued access to significant amount of bank funding Note: (1) Including $4.8Bn of marketable securities (2) Utilized/expired (2)

Consolidated Asset and Liability Maturities Note: Includes cash, excludes on-balance sheet secured debt and the related assets, as of March 31, 2006 Interest-Earning Assets Interest-Bearing Liabilities

ResCap Capital Structure GMAC plans to maintain the ResCap firewall to preserve ResCap's relatively higher credit rating Firewall: Governance and Dividend Limitations ResCap already enjoys significant access to unsecured liquidity

Conclusion Operating metrics for Financing, Mortgage and Insurance remain strong Some margin pressures due to interest rate cycle and competitive trends, but expect to have solid performance in 2006 GM, GMAC and Cerberus led consortium working on speedy closing of 51% sale transaction Target fourth quarter closing Plan to maintain current conservative funding strategy until risks to closing are reduced Following the closing of the 51% sale, GMAC will be even better positioned to execute our business plan under which we will: Support GM vehicle sales with a broad range of auto financing activities Continue to grow all segments of the business Generate a strong return on investment for GMAC's shareholders

GMAC Strategic Vision Leadership positions across all major sectors #1 in Auto Finance Top 10 player in Mortgage #1 provider of Extended Warranty #1 provider of Dealer Inventory Insurance Tremendous asset origination capability World-class servicing Well-managed risk profile Global franchise Create Premier Global Finance Company Consortium Provided Benefits GMAC Business Strengths Stable/Improving credit rating Balance sheet capacity Competitive funding cost Operational expertise Strong independent corporate governance

Long-Term Outlook Existing Business Strengths Improved Capital Position and Credit Ratings Long Term Profitable Growth +

Q & A